UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 2, 2008

VION PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26534 (Commission File Number)	13-3671221 (IRS Employer Identification No.)

4 Science Park, New Haven, CT (Address of Principal Executive Offices)	06511 (Zip Code)

Registrant’s telephone number, including area code: (203) 498-4210

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 2, 2008, Vion Pharmaceuticals, Inc. issued a press release announcing that it had presented interim data from the pivotal Phase II trial of its lead anticancer agent Cloretazine® (VNP40101M) in elderly patients with de novo poor-risk acute myelogenous leukemia (AML) at the 44th Annual Meeting of the American Society of Clinical Oncology (ASCO®) in Chicago, Illinois.

In a separate release issued on the same date Vion also announced that it had presented data from the Phase III trial of Cloretazine® (VNP40101M) in combination with cytarabine in patients with first relapse of acute myelogenous leukemia (AML) at ASCO®.

Copies of the press releases are attached hereto as Exhibit 99.1 and 99.2 and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press release dated June 2, 2008.
Exhibit 99.2	Press release dated June 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VION PHARMACEUTICALS, INC.

Date: June 3, 2008	By:	/s/ Howard B. Johnson
Name: Howard B. Johnson Title: President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press release dated June 2, 2008.
Exhibit 99.2	Press release dated June 2, 2008.